EXHIBIT 24




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                                    FORM 10-K
                               POWER OF ATTORNEY
                           ________________________


    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints, WARD M. MILLER, JR. and MARTIN H. MICHAEL and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1996 Annual Report on Form 10-K of Avon Products, Inc. and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, thereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this power of attorney as of March 6, 1997.

Signature                                   Title
---------                                   -----
                                           Chairman of the Board and Chief
                                           Executive Officer - Principal
/s/James E. Preston                        Executive Officer and Director
-------------------
James E. Preston

                                           President, Chief Operating
/s/Edward J. Robinson                      Officer and Director
---------------------
Edward J. Robinson

                                           Senior Vice President,
                                           Chief Financial Officer -
/s/Edwina D. Woodbury                      Principal Financial Officer
---------------------
Edwina D. Woodbury

                                           Vice President and Controller -
/s/Michael R. Mathieson                    Principal Accounting Officer
-----------------------
Michael R. Mathieson



Signature                                                    Title


/s/Brenda C. Barnes
--------------------
Brenda C. Barnes                                             Director

/s/Richard S. Barton
--------------------
Richard S. Barton                                            Director

/s/Remedios Diaz Oliver
-----------------------
Remedios Diaz Oliver                                         Director

/s/Edward T. Fogarty
--------------------
Edward T. Fogarty                                            Director

--------------------
Stanley C. Gault                                             Director

/s/George V. Grune
-------------------
George V. Grune                                              Director

/s/Charles S. Locke
--------------------
Charles S. Locke                                             Director

/s/Ann S. Moore
---------------
Ann S. Moore                                                 Director

/s/Charles R. Perrin
--------------------
Charles R. Perrin                                            Director

/s/Joseph A. Rice
------------------
Joseph A. Rice                                               Director

/s/Cecily C. Selby
------------------
Cecily C. Selby                                              Director